Exhibit 10.1

FOIA CONFIDENTIAL

TREATMENT REQUESTED

SUPPLEMENT NO. PA-0436-5

TO

MASTER PURCHASE AGREEMENT NO. PA-0436

BETWEEN

BOMBARDIER INC.

AND

HORIZON AIR INDUSTRIES, INC.

This Supplement is part of the Master Purchase Agreement No. PA-436 entered into between BOMBARDIER INC., a Canadian corporation represented by Bombardier Aerospace, Regional Aircraft having offices at 123 Garratt Boulevard, Downsview, Ontario, Canada (“Bombardier”) and Horizon Air Industries, Inc. (“Buyer”) dated the 21st day of December, 1998 (the “Agreement”) and evidences our further agreement with respect to the matters set forth below.

The provisions of the Agreement shall apply to the Bombardier products purchased and sold in accordance with this Supplement PA 0436-5. All capitalized terms herein, unless defined herein, shall have the same respective meanings as in the Agreement. This Supplement PA 0436-5 is subject to the provisions of the Agreement, all of which are incorporated herein, provided that in the event of any inconsistency between the provision of the Agreement and the provisions of this Supplement PA 0436-5, the latter shall take precedence.

Article 1 below supplements Article 2 of the Agreement.

ARTICLE 1	SUBJECT MATTER OF SALE

1.1	Subject to the provisions of the Agreement and this Supplement PA 0436-5, Bombardier will sell and Buyer will purchase twelve (12) additional Bombardier DHC-8Q Series 400 model DHC-8-402 aircraft manufactured pursuant to Detail Specification number DS8-400 Rev. 1 Amend NC, Detail Specification for the DHC-8-402 dated April 2002, listed in Schedule 1 attached hereto, as same may be modified from time to time in accordance with the Agreement and this Supplement PA 0436-5 (the “Specification”) as supplemented to reflect the incorporation of the Buyer selected optional features (“Buyer Selected Optional Features”) set forth in Schedule 2 hereto (individually or collectively the “Aircraft”).

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Article 2 below supplements Article 4 of the Agreement.

ARTICLE 2.0	PRICE

2.1	(a	)	The base price for each of the Aircraft (excluding the Buyer Selected Optional Features) for delivery in accordance with Article 4 hereof Ex Works (Incoterms 1990) Bombardier’s facilities in Downsview, Ontario is [***]* expressed in [***] US Dollars; and

	(b	)

The base price of the Buyer Selected Optional Features (Schedule 2) for the Aircraft is [***] expressed in November 1, 2006 US Dollars.

The Aircraft base price shall be the base price for the Aircraft as stated in paragraph (a), plus the base price of the Buyer Selected Optional Features as stated in paragraph (b) (the “Base Price”). The price of the Aircraft shall be adjusted to the Delivery Date to reflect economic fluctuations during the period from November 1, 2006 to the Delivery Date of each Aircraft (“Aircraft Purchase Price”). Such adjustments shall be based on the economic adjustment formula attached hereto as Schedule 3 (“Economic Adjustment Formula”) but when adjusted, the Aircraft Purchase Price shall in no case be lower than the Aircraft Purchase Price, as stipulated in Article 2.1 herein, and starting from the [***] base year, escalated [***].

Article 3.0 below supplements Article 5.0 of the Agreement.

ARTICLE 3.0	PAYMENT

3.1	Bombardier has previously received a deposit for certain of the Aircraft, as set forth in Article 3.2.2 to this Supplement.

3.2	Payment Terms:

3.2.1	Buyer shall make payment or cause payment to be made for each of the Aircraft as follows:

(a)	[***] of the net Aircraft Purchase Price upon execution of this Supplement PA 0436-5;

(b)	[***] of the net Aircraft Purchase Price fifteen (15) months prior to its Scheduled Delivery Date;

(c)	[***] of the net Aircraft Purchase Price twelve (12) months prior to its Scheduled Delivery Date;

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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(d)	[***]* of the net Aircraft Purchase Price nine (9) months prior to its Scheduled Delivery Date;

(e)	[***] of the net Aircraft Purchase Price six (6) months prior to its Scheduled Delivery Date; and

(f)	the balance of the Aircraft Purchase Price shall be received on or before the Delivery Date of such Aircraft to Buyer.

All payments referred to in paragraphs (c) through (f) above are to be made on the first day of the applicable month.

3.2.2	The sum of [***] United States Dollars paid by Buyer pursuant to Supplement No. PA 0436-1, as amended, and currently held by Bombardier against the current [***] in Supplement No. MPA0436-1 and [***] in Supplement No. MPA0436-3 thereunder, (the “Transfer Deposit”), shall be transferred and retained by Bombardier against the Aircraft purchased pursuant to this Supplement No. MPA 0436-5. The Transfer Deposit shall be applied against Buyer’s obligations as they become due under this Agreement.

3.3	For the sole purpose of the calculations set forth in Article 3.2.1 (a) through (f) above, the Aircraft Purchase Price shall be the Aircraft Purchase Price [***].

3.4	Buyer shall make all payments due under this Agreement in electronic funds transfer by deposit on or before the due date to Bombardier’s account in the following manner:

(a)	Transfer to:	[***]

	Account Name:	[***]
	Account #:	[***]
	Bank Name:	[***]
	ABA#:	[***]
	Please reference:	Invoice # and/or Aircraft Serial #

Article 4.0 below supplements Article 6.0 of the Agreement.

ARTICLE 4.0	DELIVERY PROGRAM

4.1	The Aircraft shall be offered for inspection and acceptance to Buyer at Bombardier’s facility in Downsview, Ontario during the months set forth below: (the “Scheduled Delivery Dates”).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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DELIVERY SCHEDULE

First Aircraft	December 2006

Second Aircraft	December 2006

Third Aircraft	January 2007

Fourth Aircraft	February 2007

Fifth Aircraft	February 2007

Sixth Aircraft	March 2007

Seventh Aircraft	April 2007

Eighth Aircraft	April 2007

Ninth Aircraft	May 2007

Tenth Aircraft	June 2007

Eleventh Aircraft	June 2007

Twelfth Aircraft	July 2007

Article 5.0 below supplements Article 7.0 of the Agreement.

ARTICLE 5.0	BUYER INFORMATION

5.1	Pursuant to Article 7.1 of the Agreement, Buyer will provide the information set forth in Article 7.1 of the Agreement as soon as practicable following execution of this Supplement PA 0436-5.

ARTICLE 6.0	NON-EXCUSABLE DELAY

Article 6.1 below supplements Article 14.1 of the Agreement.

6.1	If delivery of the Aircraft is delayed by causes not excused under Article 13.1 of the Agreement (a “Non-Excusable Delay”), Bombardier shall pay Buyer [***] for any such delayed Aircraft.

Article 6.2 below supplements Article 14.3 of the Agreement.

6.2	The period of days referred to in Article 14.3 of the Agreement is sixty (60) days.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Article 8.0 below supplements Annex A, Article 4 of the Agreement.

ARTICLE 8.0 - TECHNICAL DATA

8.1	Technical Data Provided

With each additional Aircraft purchased hereunder, Bombardier will provide, at no additional charge, one (1) copy of the Airplane Flight Manual, Quick Reference Handbook, Airplane Operating Manual (“AOM”) and Weight and Balance Manual. Such technical manuals/documents will be prepared generally in accordance with revision 34 of ATA Specification 100 and 2100.

The Technical Data and the additional manuals provided with each Aircraft shall be in the English language and shall provide information on items manufactured according to Bombardier’s detailed design and in those units of measure used in the Specification or as may otherwise be required to reflect Aircraft instrumentation, as may be mutually agreed.

8.2	List Of Technical Data

ITEM	DOC	CONF	MEDIUM	QTY	REV	DEL	ATA	REMARKS
1	Airplane Flight Manual PSM 1-84-1A	G	1	[***]*	N	ATD	N
2	Quick Reference Handbook PSM 1-84-1B	G	1	[***]	N	ATD	N
3	Weight and Balance Manual PSM 1-84-8	G	1	[***]	Y	ATD	Y
4	Airplane Operating Manual (AOM) PSM 1-84-1	C	1	[***]	N	ATD	N
5	*Aircraft Illustrated Parts Catalog PSM 1-84-4	G	1	[***]	Y	PTD	Y
6	*Aircraft Maintenance Manual PSM 1-84-2	G	1	[***]	Y	PTD	Y
7	*Wiring Diagrams Manual PSM 1-84-2W	G	1	[***]	Y	PTD	Y

*	Note: for items 5, 6, and 7, Bombardier may provide in electronic format, if available at the time of delivery.

Legend:

CONF	G = Generic manual (contains information for all aircraft configurations).
C = Contains information to for the operator fleet configuration.
MED	1 = Paper, printed 2-sides.
2 = Dynaweb on DVD.
3 = CD ROM.
4 = Laminated Card.
Optional ATA specification 2100 (where applicable).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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QTY	(number) = Quantity per contract.
(number) PER = Quantity per delivered aircraft.
A/R = As Required.

REV	Y = Quarterly Revision service (if purchased).
N = Revisions as required (if purchased).

DEL	ATD = Document delivered at time of first aircraft delivery or subsequent aircraft delivery (when (number) PER).
PTD = Document delivered 90 days prior to first aircraft delivery.

ATA	Y = Generally in compliance with ATA 100 Revision 34.
N = Bombardier Standard.

8.3	Shipment

Except for the Airplane Flight Manual, Quick Reference Handbook, Flight Crew Operating Manual, and Weight and Balance Manual, which will be provided with each Aircraft at time of delivery, all Technical Data provided hereunder shall be shipped to Buyer Free Carrier (Incoterms) Bombardier’s designated facilities.

8.4	Revision Service

Bombardier will provide Buyer with a revision service, [***]* following the Delivery Date of Buyer’s first Aircraft under this Supplement PA 0436-5. This revision service shall apply to the Technical Data for the Aircraft only. Subsequent to this [***] period, Buyer shall be responsible for any revision services provided by Bombardier, at Bombardier’s then current list prices.

Revisions to the Technical Data to reflect the Aircraft configuration at delivery shall be provided to Buyer within six (6) months following the Delivery Date of each respective Aircraft.

Provided the revision service is being supplied under the terms of this Agreement and applicable Supplement or by subsequent purchase order, Bombardier shall incorporate all applicable Bombardier originated Service Bulletins into the appropriate Technical Data documents (in a regular revision cycle), following formal notification by Buyer that such Service Bulletins have been or shall be incorporated on Buyer’s Aircraft. The Technical Data shall then contain both the original and revised Aircraft configuration until Buyer advises Bombardier in writing that one configuration is no longer required.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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8.5	Vendor Manuals

Bombardier will, at no additional charge, arrange to have one (1) set of the following manuals shipped directly to Buyer from the applicable vendor:

(a) Engine Maintenance Manual;

(b) Engine Illustrated Parts Catalogue; and

(c) Propeller Maintenance Manual.

In addition, Bombardier will ensure that vendors ship directly to Buyer, all applicable vendor Component Maintenance Manual information not contained in the Bombardier issued Component Maintenance Manual.

The supply of revisions and amendments to vendor manuals will be the subject of separate agreements directly between Buyer and Bombardier’s vendors.

Article 9.0 below supplements Annex B, Article 1.0 of the Agreement.

ARTICLE 9.0	WARRANTY

9.1	The period of months referred to in Annex B, Article 1.2.1 (a) of the Agreement is forty-eight (48) months.

9.2	The period of months referred to in Annex B, Article 1.2.1 (b) of the Agreement is forty-eight (48) months.

9.3	The period of months referred to in Annex B, Article 1.2.1 (c) of the Agreement is forty-eight (48) months.

9.4	The period of months referred to in Annex B, Article 1.2.1 (d) of the Agreement is forty-eight (48) months.

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Article 10.0 below supplements Annex B, Article 3.7 of the Agreement.

ARTICLE 10.0	COVERED COMPONENTS

10.1 WING

(a)	Upper and lower wing skins and stringers between front to rear spars;

(b)	Wing spar caps, webs and uprights;

(c)	Main box (front spar to rear spar) wing ribs;

(d)	Main box splice plates, fittings;

(e)	Wing to nacelle structural attachments;

(f)	Wing to fuselage structural attachments;

(g)	Support structure in the wing to spoilers, spoiler actuators and ailerons;

(h)	Main gear support structure; and

(i)	Engine support fittings.

10.2 FUSELAGE

(a)	External surface skins and doublers, stringers, circumferential frames between forward pressure bulkhead and aft pressure dome, excluding all systems, insulation, lining and decorative clips and brackets;

(b)	Window and windshield structure but excluding the windows and windshields;

(c)	Primary structure frames around body openings for passenger doors, cargo/baggage doors and emergency exits;

(d)	Nose gear support structure;

(e)	Floor beams and supporting structure in the flight compartment and cabin including the lavatory, excluding seat tracks in both areas;

(f)	Forward pressure bulkhead and aft pressure dome; and

(g)	Floor beams and supporting structure in the baggage compartment providing same is not damaged through abusive handling of baggage or cargo.

10.3 VERTICAL TAIL (including fuselage aft of aft pressure dome)

(a)	Fuselage external surface skins, stringers and frames between aft pressure dome and rear fin spar frame;

(b)	Fin skins and stiffeners between front and rear spars;

(c)	Fin front, centre and rear spar caps, webs and uprights;

(d)	Main box (front spar to rear spar) fin ribs;

(e)	Fin hinge and actuator support structure for rudder and elevator;

(f)	Fore rudder structure and hinge and actuator brackets; and

(g)	Aft rudder forward cell structure and hinge and radius rod brackets.

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10.4 HORIZONTAL TAIL

(a)	Tailplane skins and stringers;

(b)	Tailplane spar caps, webs and uprights;

(c)	Tailplane main box (front spar to rear spar) ribs;

(d)	Tailplane hinge support structure for elevator;

(e)	Elevator forward cell structure and hinge and actuator brackets; and

(f)	Horizontal tail structure attachments.

In witness whereof this Supplement PA 0436-5 is signed on the date written below:

For and on behalf of	For and on behalf of

HORIZON AIR INDUSTRIES, INC.	BOMBARDIER INC.
Bombardier Aerospace

Rudi Schmidt	David MacNeil
Vice President and Treasurer	Senior Account Executive, Contracts
Regional Aircraft
Date:___________________	Date__________________

Ross Gray
Director, Contracts
Regional Aircraft
Date:_______________

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SCHEDULE 1 TO SUPPLEMENT NO. PA-0436-5

DETAIL SPECIFICATION

DS8-400 Rev. 1. Amend NC,

for the DHC-8-402

April 16, 2002

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SCHEDULE 2 TO SUPPLEMENT NO. PA-0436-5

BUYER SELECTED OPTIONAL FEATURES

PRICES AND DESCRIPTIONS

CS: HRZ842207504

CR Ref.#	Option Descriptions	Price in Nov-06 U.S.
803SO90021	Increased Tailwind Operation to 20 Knots (AFM Supplement #3)	[***]*

803SO90027	High Gross Weight (64,500 lb / 29,257 kg MTOW)	[***]

803SO90030	Reduced Propeller RPM Landing (AFM Supplement #39)	[***]

803SO90036	2 X Max.Take-Off Power (AFM Supplement #46)	[***]

803SO90037	AFM Supplement - Cat 1 Coupled Flap 35 Approach (#75)	[***]

803SO90038	AFM Supplement Take-off with bleed on - All flap settings (#61)	[***]

811CH00628	Exterior Paint Scheme - S400 - Horizon Air	[***]

811CH00657	Max Load Labels for Galleys, Baggage compartment and wardrobe inset - Horizon	[***]

811CH00717	Exterior Paint Scheme - Aluminized Paint Applied To Belly Of Aircraft	[***]

821SO90061	Ground Air Conditioning Cart Connection	[***]

822SO90387	AFCS - Heading Knobs Coupled Left & Right	[***]

823SO90100	Datalink - UNILINK (UASC UL-701) with integral VHF comm and Half-size Printer (Honeywell)	[***]

824CH00091	Batteries - Three 40 Amp Configuration - Forward Fuse	[***]

825CH01366	Detail Specification G2 Galley - Left Hand Aft Facing Galley - S400	[***]

825CH01461	PAX Seats - Deletion Of Ashtrays (Includes ‘No Smoking’ On)	[***]

825CH01596	G1 Galley - Stowage Compartments and Two Driessen Hot Jugs - Horizon	[***]

825CH01624	Cabin - Soft Materials Spec - Horizon	[***]

825CH01639	FWD Baggage Compartment - Removable Shelf in Upper Aft Portion	[***]

825CH01644	PAX Seats - Improved Seat Pan Cushions - Horizon	[***]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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825CH01829	Cockpit - Removal Of The Cockpit Door From Production Definition	[***]*

825CH02299	LOPA - Horizon Air (74 PAX, 3 F/A, G1 modified, G2,91 CU FT and 411 CU FT baggage compartments)	[***]

825CH02336	AFT Staggered bulkhead with 2 F/A seats and without AFT stairs- Q400	[***]

825SO90115-03	Flight Attendant Seats - Leather Dress Covers	[***]

825SO90150-74	Passenger Seats - Leather Dress Covers	[***]

825SO90157	Flight Attendant - 3rd Seat Installation	[***]

825SO90290	Passenger Seats - In-Arm Meal Trays	[***]

825SO90302-74	Passenger Seats - Additional Economy Passenger Seating (B/E Aero Model 925)	[***]

825SO90389	Galley - Wardrobe Insert (Provisions for 1 Half Trolley and 1 S.U.)	[***]

831SO70185	FAR 121.344 Requirement - Q400 - 88 Parameter Installation	[***]

831SO90180	Enhanced GPWS (Honeywell)	[***]

832CH00028	Cockpit - Nose Gear Lock Indicator	[***]

833SO90188	Tail Logo Lights	[***]

834CH00441	Single Cue Command on EADI	[***]

834CH00559	VHF Comm - Provisions for 3rd VHF Radio (With Level “A” Certified Software)	[***]

834SO70216	Radio Altimeter – Dual Collins ALT-4000	[***]

834SO90209	HGS - CAT IIIa Partial Provisions For RCFDI STC	[***]

834SO90926	FMS - Dual with GPS and TCAS II (Universal UNS-1E, SCN 802.2))	[***]

835CH00937	Emergency Equipment - Increased Capacity Crew Fixed O2 Cylinder With Onboard Charging	[***]

839SO90316	Alternate Symbology Indication, Imperial (PFD & MFD Displays)	[***]

849SO90266	APU (Hamilton Sundstrand APS-1000)	[***]

853CH00128	Cockpit - Center Console Extension	[***]
	Total Buyer Selected Optional Features	[***]

	Discounts and Allowances	[***]

[***]	[***]	[***]

[***]	[***]	[***]
	Total including Discounts and Allowances	[***]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ANAC - At No Additional Cost

STD - Standard

(Buyer may amend the Buyer Selected Optional Features List via contract change order, subject to Bombardier required lead times.)

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SCHEDULE 3 TO SUPPLEMENT NO. PA-0436-5

AIRCRAFT

ECONOMIC ADJUSTMENT FORMULA

1.	Economic adjustment will be calculated using the following Economic Adjustment Formula:

Pp = [***]*

Where:

Pp	= Aircraft Purchase Price;

PO	=	Base Price;

LD	=	the Canadian labour index based upon arithmetic the average of the indices for the fourth, fifth and sixth months prior to the month of delivery of the relevant Aircraft;

LO	=	Being the arithmetic average of the Canadian labour index for the months of May, June and July 2006;

ED	=	the U.S. labour index based upon the average of the indices for the fourth, fifth and sixth months prior to the month of delivery of the relevant Aircraft;

EO	=	Being the arithmetic average of the U.S. labor index for the months of May, June and July 2006;

MD	=	the Material index based upon the average of the arithmetic indices for the fourth, fifth and sixth months prior to the month of delivery of the relevant Aircraft; and

MO	=	Being the arithmetic average of the Material index which for the months of May, June and July 2006;

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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2.	For the purpose of the Economic Adjustment Formula and the calculation of the economic adjustment:

(a)	the Canadian labour index shall be the North American Industrial Classification System (N.A.I.C.S.) Code 3364 for Average Hourly Earnings (including overtime) for Aerospace Products and Parts manufacturing (Canada) published by Statistics Canada in Catalogue 72-002 “Employment Earnings and Hours”, Table 6;

(b)	the U.S. labour index shall be the index published by the U.S. Department of Labor, Bureau of Labor Statistics in the North American Industrial Classification System (N.A.I.C.S.) Code 3364 for Average Hourly Earnings of Production Workers for Manufacturing, Aerospace products and parts (US).; (The U.S. labour index provided in the Bureau of Labor Statistics (B.L.S.) Code 372 for Average Hourly Earnings for Aircraft and Parts as published by the U.S. Department of Labor, Bureau of Labor Statistics in “Employment and Earnings” Table B-15, has been discontinued)

(c)	the material index shall be the index provided in the Producer Price Index for Code 10 Metals and Metals Products as published by the U.S. Department of Labor, Bureau of Labor Statistics in “Producer Prices and Price Indexes” Table 6;

(d)	the indices used for the calculation of the Aircraft Purchase Price of each Aircraft shall be the last indices received by Bombardier in the month prior to the delivery of the relevant Aircraft; and

(e)	in the event that Bombardier shall be prevented from calculating the Aircraft Purchase Price of each Aircraft due to any delay in the publication of the required indices, Bombardier shall use the last provisionally published indices, and in the event that provisional indices are not available, Bombardier shall extrapolate from the last three (3) months of published indices.

3.	In the calculation of the Aircraft Purchase Price the following guidelines in respect of decimal places shall apply:

(a)	All average indices in the Economic Adjustment Formula shall be calculated to the applicable one or two decimal places;

(b)	The Economic Adjustment Formula shall be calculated to four decimal places; and

(c)	The Aircraft Purchase Price resulting from the Economic Adjustment Formula shall be corrected to the nearest dollar.

4.	In the event that any index referred to be discontinued or restated, or if the methodology employed by the relevant authority in determining the index is substantially revised, then a mutually agreed to index will be substituted prior to delivery of the Aircraft.

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5.	Pursuant to Article 4.2 of the Agreement, the Base Price of each Aircraft shall be adjusted for economic fluctuations. Such adjustment shall be based on the Economic Adjustment Formula (the “Formula”) as defined in Article 4.2, and more particularly set forth in this Schedule above.

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SCHEDULE 4 TO SUPPLEMENT NO. PA-0436-5

CREDIT MEMORANDUM

1.0	Upon delivery of and payment in full for each Aircraft, Bombardier will issue to Buyer a credit memorandum in the amount of [***]*. Each credit memorandum shall be subject to escalation to the date of delivery in accordance with the Economic Adjustment Formula provided in Schedule 3 to this supplement [***] and shall be used by Buyer to reduce the balance of the Aircraft Purchase Price payable on delivery of each such Aircraft.

2.0	Buyer acknowledges that the amount of the credit memorandum referenced in Article 1.0 above has been offered to Buyer [***].

3.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

4.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	BOMBARDIER INC.
Bombardier Aerospace

Rudi Schmidt	David MacNeil
Vice President and Treasurer	Senior Account Executive, Contracts
Regional Aircraft
Date: October , 2005	Date: October , 2005

Ross Gray
Director, Contracts, Americas
Regional Aircraft
Date: October , 2005

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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SCHEDULE 5 TO SUPPLEMENT NO. PA-0436-5

PERFORMANCE GUARANTEE

1.0	AIRCRAFT CONFIGURATION

The guarantees contained in this document are applicable to the DHC-8-402 aircraft to Detail Specification No. DS8-400 Rev. 1, Amend. NC, dated April 16, 2002, equipped with 34-inch tires per ECR no. 4Q24060, with an optional Maximum Take-off Weight of 64,500 pounds (29,257 kg) and equipped with Pratt and Whitney Canada PW150A engines with sea level static rating of 4580 SHP (Normal Take-off Power) and 5071 SHP (Maximum Take-off Power).

2.0	PERFORMANCE GUARANTEES

2.1	Airfield Performance at [***]*

The take-off weight shall not be less than the guarantee value of [***] pounds ([***] kg) at the start of ground roll. The guarantee is based on the following conditions and operating conditions listed below:

Operational procedure:	Approved Aircraft Flight Manual
[***]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Table 1:

[***]*	[***]	[***]

[***]	[***]	[***]

Published Special Procedure: Right turn at 5600 ft to heading 160 deg

2.2	Landing Performance at Destination Airport [***]

The landing weight shall not be less than the guarantee values of [***] pounds ([***] kg) based on the following conditions and operating conditions listed below:

Operational procedure:	Approved Aircraft Flight Manual

[***]

2.3	Mission Payload from [***]

With an assumed Operational Weight Empty (OWE) of [***] pounds ([***] kg.), the resulting payload shall not be less than the guarantee value of [***] pounds ([***]kg.) The above guarantee is based on the following conditions and operating rules:

Operational Procedures:	Approved Aircraft Flight Manual [***]
[***]

*** Note: ref. CS HRZ842207504, Issue 4, Sept.15, 2005.

Fixed Time Allowances:	[***]
Start & Taxi out [***]
[***]

Fuel Allowances:	Consistent with the fixed time allowances.

Reserve Fuel:	(a) Flight to Diversion, plus
[***]*

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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3.0	GUARANTEE CONDITIONS

3.1	All guaranteed performance data are based on the ICAO International Standard Atmosphere (ISA) and specified variations therefrom. Altitudes are pressure altitudes.

3.2	In the event a change is made to any law, governmental regulation, requirement or in the interpretation of any such law, regulation or requirement that affects the certification basis for the aircraft as described and as a result thereof a change is made to the configuration and/or performance of the aircraft in order to obtain TC/FAA/JAA certification, the guarantees set forth in this document shall be appropriately modified to reflect the effect of any such change.

3.3	The take-off and landing guarantees are based on a paved, dry runway surface, and with automatic anti-skid operative. The take-off performance is based on use of the automatic take-off power control system, engine bleed selected off and a nominal line up allowance. All guarantee performance data are based on an aerodynamically clean wing, with REF SPEEDS switch selected OFF.

3.4	The mission payload guarantee is based on a new aircraft and engines, at the time of delivery, on cruise for optimum range and the optimum propeller speed and includes allowances for normal engine bleed and power extraction. Normal engine bleed shall be defined as that amount required to maintain a cabin pressure altitude not exceeding 8,000 feet during cruise at altitudes up to 25,000 feet, with a nominal aircraft ventilation rate including re- circulation of 40% and a cabin temperature of 75 degrees Fahrenheit.

4.0	GUARANTEE COMPLIANCE

41	Compliance with the guarantees of 2.0 shall be based on the conditions specified in those sections and the guarantee conditions of 3.0 unless otherwise noted.

4.2	Compliance with the take-off and landing guarantees shall be established by the approved AFM for the aircraft defined in 1.0 of this document.

4.3	Compliance with the mission payload guarantees shall be established by aircraft industry standard methodology calculations, based on flight test data obtained for aircraft configurations similar to that defined by the Detail Specification of 1.0, and an assumed Operational Weight Empty (OWE) of [***]pounds ([***] kg).

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-19-
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Buyer Bombardier

4.4	The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established aeronautical practices to show compliance with provisions of 2.0.

5.0	REMEDIES

In the event of a shortfall in the guarantees contained in this Schedule, Bombardier shall endeavor and shall use its reasonable efforts to develop corrective measures. Such measures shall be developed within a period of [***]* from the delivery of the first Aircraft under the Agreement (or such other longer period as is required in view of the corrective measures involved. [***]

6.0	LIMITATION OF LIABILITY

[***]

7.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

8.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

9.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	BOMBARDIER INC.
Bombardier Aerospace

Rudi Schmidt Vice President and Treasurer Date: October , 2005	David MacNeil Senior Account Executive, Contracts Regional Aircraft Date: October , 2005

Ross Gray Director, Contracts, Americas Regional Aircraft Date: October , 2005

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-20-
Initials
Buyer Bombardier

SCHEDULE 6 TO SUPPLEMENT NO. PA-0436-5

DELAYS, LOSS OR DAMAGE AND TERMINATION

1.0	In the event an Aircraft is not delivered on its respective Scheduled Delivery Date as a result of a Non-Excusable Delay, [***]*.

2.0	In the event of loss or damage to any Aircraft, pursuant to Article 15 of the Agreement, [***].

3.0	In the event of termination of the Agreement by Bombardier in accordance with Article 16, of the Agreement, Bombardier [***].

4.0	In the event of termination of the Agreement by Buyer in accordance with Article 16, of the Agreement Bombardier shall pay Buyer [***].

5.0	In the event of any other termination of the Agreement, this Schedule shall become automatically null and void.

6.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

7.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	BOMBARDIER INC.
Bombardier Aerospace

Rudi Schmidt	David MacNeil
Vice President and Treasurer	Senior Account Executive, Contracts
Regional Aircraft
Date: October , 2005	Date: October , 2005

Ross Gray Director, Contracts, Americas Regional Aircraft
Date: October , 2005

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-21-
Initials
Buyer Bombardier

SCHEDULE 7 TO SUPPLEMENT NO. PA-0436-5

AIRFRAME DIRECT MAINTENANCE COST GUARANTEE

1.0	Intent

1.1	The intent of the Airframe direct maintenance cost guarantee is to achieve the full potential of the maintainability of the Aircraft through the joint efforts of Bombardier and Buyer. To that end, Bombardier agrees to provide credits under the terms and conditions hereof and Buyer agrees to provide data defined below.

1.2	The “Airframe” shall mean the Aircraft excluding Power Plant Parts, related maintenance activities (such as overhaul, hot section inspection, basic unscheduled repair, LCF components, scheduled and unscheduled line replaceable unit repair and overhaul), Buyer Furnished Equipment (BFE), Ground Support Equipment (GSE) and Auxiliary Power Unit (APU).

2.0	Airframe Direct Maintenance Cost Guarantee

2.1	Bombardier guarantees that for the fleet of Aircraft operated by Buyer during the term of this Schedule 7 the cumulative average Airframe direct maintenance cost per flight hour shall not exceed a constant cumulative dollar value average of [***]* (“ADMCG”) expressed in January 1st, 2005 dollars (subject to escalation) subject to escalation in accordance with the Attachment No. 2 of this Schedule 7 and subject to the following terms and conditions:

2.1.1	The term of this Schedule 7 shall commence on the expiration of the Warranty Period of the first Aircraft and expire [***] thereafter.

2.1.2	Appropriate reductions shall be made in labour man-hours per flight hour and material costs per flight hour for the following:

a)	Labour and material costs resulting from maintenance not performed in accordance with approved written procedures or from configuration changes made by Buyer without Bombardier’s written agreement, or because recommended Service Bulletins which cause a reduction in direct maintenance cost have not been incorporated, provided Buyer has had sufficient time to incorporate said Service Bulletins consistent with Buyer’s maintenance program. Bombardier shall not make reductions when Buyer has demonstrated that such change is not cost effective for Buyer. In the event of a

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-22-
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Buyer Bombardier

disagreement between Bombardier and Buyer as to the cost-effectiveness of a recommended Service Bulletin change proposed by Bombardier, Buyer will explain its financial analysis used to evaluate the implementation of such Service Bulletin change;

b)	Labour and material costs incurred to repair damages resulting from accidents or negligence in maintaining the Aircraft, or for modification of the Aircraft, which may be capitalized by Buyer (except for actions on Airworthiness Directives);

c)	Credits, warranty payments, guarantee payments or other payments such as parts or services at reduced cost that Bombardier or vendors have made that compensate Buyer for or reduce Buyer’s direct maintenance cost;

d)	Aircraft that have not been maintained in accordance with Buyer’s regulatory agency approved initial maintenance program unless mutually agreed to by Buyer and Bombardier; and

e)	Scheduled maintenance checks which are not accomplished consistent with Buyer’s standard maintenance practices.

3.0	Calculation of Cost

3.1	Airframe Direct Maintenance Labour Cost (“ADML”)

The ADML man-hours shall be defined as the annual man-hours in Buyer cost allocation system assigned to collect direct labour charges, without burden, expended in direct maintenance of the Aircraft. Notwithstanding Buyer’s internal cost allocation system all elements of indirect labour such as shop cleaning, workplace maintenance, material handling, overtime premium, idle time, access time and inventory control shall be excluded from the calculation of Airframe direct maintenance man-hours.

Supplement No. PA-0436-5	-23-
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Buyer Bombardier

3.2	Airframe Direct Maintenance Material Cost (“ADMMC”)

The ADMMC is defined as the annual cost of material consumed, which excludes initial provisioning purchases, for the direct airframe maintenance of the aircraft, less any transportation, duties, taxes or license fees. Notwithstanding Buyer’s internal cost allocation system all elements of indirect material such as cleaning supplies, consumable tools, hydraulic fluids, oils and greases, welding supplies and adhesives are excluded from the calculation of ADMMC.

3.3	Airframe Direct Outside Service Cost (“ADOSC”)

The ADOSC is defined as the annual cost expended in outside services for direct airframe maintenance of the aircraft. The ADOSC shall include the total outside service charges of both labour and material costs, but excluding transportation and taxes.

3.4	Hourly Airframe Direct Maintenance Cost (“ADMC”)

The following formula shall be used to calculate the annual hourly ADMC:

ADMC	=	[***]*

Where:

ADML	=	Airframe Direct Maintenance Labour in man-hours,

LC	=	Labour cost from Attachment A, item 4,

ADMMC	=	Airframe Direct Maintenance Material Service Cost,

ADOSC	=	Airframe Direct Outside Service Cost,

T	=	Total flight hours for the Aircraft recorded for the applicable year.

4.0	Credit Calculation

4.1	The actual hourly Airframe Direct Maintenance Cost (ADMC) shall be compared by Bombardier against the ADMCG on an annual basis.

4.2	[***]

4.3	[***]

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-24-
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Buyer Bombardier

5.0	Credit Payment

5.1	[***]*

5.2	[***]

5.3	If the credit due to Buyer is negative, Buyer will be under no obligation to compensate Bombardier, nor shall Bombardier owe any compensation to Buyer.

6.0	Audit

Upon five (5) business days prior written notification by Bombardier to Buyer and at Bombardier’s expense, Bombardier shall have the right during normal business hours to audit all charges reported under this Schedule 7, Buyer’s applicable maintenance practices and procedures, and applicable Aircraft records, where normally and customarily maintained, relative to maintenance, Service Bulletin incorporation and modification of the Aircraft. Such audit shall not interfere with the conduct of business by Buyer nor shall Buyer be required to undertake or incur additional liability or obligations with respect to the audit. Where a material disagreement exists between Bombardier and Buyer, a mutually agreed upon third party auditor will be engaged to resolve the discrepancy.

7.0	Reporting

7.1	Bombardier shall provide a quarterly report to Buyer on the status of the Airframe direct maintenance cost based on data submitted by Buyer and approved by Bombardier. Failure of Buyer to provide the required data, in spite of Bombardier’s notice and within thirty (30) days thereof, shall void this Airframe direct maintenance cost guarantee.

7.2	The ADMCG was based upon the assumption outline in Attachment 1 to this Schedule 7. Any deviation from the assumptions outlined in Attachment shall cause a modification in the ADMCG by Bombardier.

8.0	Limitation of Liability

[***]

9.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-25-
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Buyer Bombardier

10.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

11.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	BOMBARDIER INC. Bombardier Aerospace

Rudi Schmidt	David MacNeil
Vice President and Treasurer	Senior Account Executive, Contracts
Regional Aircraft
Date: October , 2005	Date: October , 2005

Ross Gray
Director, Contracts, Americas
Regional Aircraft
Date: October , 2005

Supplement No. PA-0436-5	-26-
Initials
Buyer Bombardier

Attachment 1 to Schedule 7 of

Supplement No. PA-0436-5

ADMCG

Guarantee Value Assumptions

The following is a listing of all assumptions used to determine the ADMCG per flight hour. It is understood by the parties that these assumptions may change in which case the parties, with mutual agreement, will adjust the ADMCG.

1.	All costs are based upon Specification.

2.	All costs are based on the maintenance inspection intervals in the Buyer’s regulatory agency approved initial maintenance program.

3.	All costs expressed in January 1, 2005 United States Dollars and are rounded to the nearest whole dollar subject to escalation as per the ADMCG Economic Adjustment Formula.

4.	Buyer’s in-house airframe labour rate per man-hour is [***]*.

5.	Buyer’s subcontract airframe labour rate per man-hour is [***].

6.	Annual average Aircraft utilization is [***].

7.	Buyer’s average annual flight duration for the Aircraft will be [***] per departure.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-27-
Initials
Buyer Bombardier

Attachment 2 to Schedule 7 of

Supplement No. PA-0436-5

ADMCG ECONOMIC ADJUSTMENT FORMULA

The ADMCG economic adjustment will be calculated using the following Guarantee Adjustment (GA) Formula. The ADMCG term is specified in Section 2.1.1 of Schedule 7.

GA	=	G1 - G0

[***]*

GA	=	ADMCG Value Adjustment

G0	=	ADMCG Value

G1	=	ADMCG Value adjusted to the final year

L1	=	the current year index for labour obtained by calculating the arithmetic average of the labour indexes published by the United States Department of Labour Statistics - Employer and Earnings Index for the fourth, fifth and sixth months prior to the month in the current year which defines the ADMCG term.

L0	=	TBD which equals the January 1, 2005 index for labour obtained by calculating the arithmetic average of the labour indexes published by the United States Department of Labour Statistics - Employment Cost Index (Series ID: ECU28122I), for the fourth, fifth and sixth months prior to the date specified in Attachment 1, Article 3 of this Schedule 7.

M1	=	the current year index for material obtained by calculating the arithmetic average of the material indexes published by the United States Department of Labour - Material Industrial Commodities, Producer Price Index, for the fourth, fifth and sixth months prior to the month in the current year which defines the ADMCG term.

M0	=	TBD which equals the January 1, 2005 index for material obtained by calculating the arithmetic average of the material indexes published by the United States Department of Labour - Material Industrial Commodities, Producer Price Index (Series ID: WPU142), for the fourth, fifth and sixth months prior to the date specified in Attachment 1, Article 3 of this Schedule 7.

If, during any economic adjustment period, L1 is less than L0, L1 will be deemed to equal L0 and if M1 is less than M0, M1 will be deemed to equal M0.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-28-
Initials
Buyer Bombardier

SCHEDULE 8 TO SUPPLEMENT NO. PA-0436-5

CREDIT MEMORANDUM RECONCILIATION

1.0	In consideration of Buyer having entered into the above referenced Agreement, Buyer and Bombardier hereby agree to review the Credit Memorandum [***] between Bombardier and Buyer, [***]* commencing [***] after the delivery of the first Aircraft.

2.0	[***]

3.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

4.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

5.0	In the event of termination of the Agreement or Supplement PA 0436-5 with respect to any undelivered Aircraft, this Schedule shall automatically become null and void with respect to such undelivered Aircraft.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-29-
Initials
Buyer Bombardier

HORIZON AIR INDUSTRIES, INC.	BOMBARDIER INC.
Bombardier Aerospace

Rudi Schmidt	David MacNeil
Vice President and Treasurer	Senior Account Executive, Contracts
Regional Aircraft
Date: October , 2005	Date: October , 2005

Ross Gray
Director, Contracts, Americas
Regional Aircraft
Date: October , 2005

Supplement No. PA-0436-5	-30-
Initials
Buyer Bombardier

SCHEDULE 9 TO SUPPLEMENT NO. PA-0436-5

NEW Q400 OPTION AIRCRAFT

1.0	Bombardier hereby agrees to grant Buyer an option to purchase up to twenty (20) additional Aircraft (the “New Q400 Option Aircraft”) under the following general conditions:

a.	The base price (subject to escalation from [***]*) for each of the New Q400 Option Aircraft (including Buyer Selected Optional Features) for delivery Ex Works (Incoterms 1990) Bombardier facilities in Downsview Ontario shall be the combined total of the prices listed Article 2.1 (a) and (b) to this Supplement No. MPA0436-5.

b.	Buyer shall exercise its right to purchase the New Q400 Option Aircraft by providing to Bombardier a written notice together with the New Q400 Option Deposit no later than fifteen (15) months prior to the Scheduled Delivery Date of each New Q400 Option Aircraft (“Exercise Date”);

c.	Buyer shall make or cause to be made a payment to Bombardier of a deposit of [***] for each New Q400 Option Aircraft totaling [***] (the “New Q400 Option Deposit”) on signing of this Schedule 9 to Supplement PA 0436-5:

[***]

d.	Buyer shall make payment or cause payment to be made for each New Q400 Option Aircraft as follows:

(i)	[***], as set forth in Article 1 (c) to this Schedule 9 to Supplement No. MPA0436-5;

(ii)	[***] of the net Aircraft Purchase Price upon Buyer’s notice to exercise their option to purchase the new Q400 Option Aircraft;

(iii)	[***] of the net Aircraft Purchase Price fifteen (15) months prior to its Scheduled Delivery Date;

(iv)	[***] of the net Aircraft Purchase Price twelve (12) months prior to its Scheduled Delivery Date;

(v)	[***] of the net Aircraft Purchase Price nine (9) months prior to its Scheduled Delivery Date;

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Buyer Bombardier

(vi)	[***]* of the net Aircraft Purchase Price six (6) months prior to its Scheduled Delivery Date; and

(vii)	the balance of the Aircraft Purchase Price shall be received on or before the Delivery Date of such Aircraft to Buyer.

All payments referred to in paragraphs (i) through (vii) above are to be made on the first day of the applicable month.

f.	New Q400 Option Aircraft Pricing:

(i)	For the sole purpose of the calculations set forth in Article 1.0 (a) above the estimated net Option Aircraft Purchase Price shall be the estimated Option Aircraft Purchase Price [***] to this Supplement No. PA 0436-5;

(ii)	Once a New Q400 Option Aircraft has been exercised in accordance with Article 1.0 (b) above, the price of the New Q400 Option Aircraft shall be the Base Price adjusted for changes made pursuant to Article 11 of Section I of the Agreement and any Regulatory Changes pursuant to Article 8. 5 of Section I of the Agreement, and further adjusted to the Delivery Date to reflect economic fluctuations during the period from [***] to the Delivery Date of each Aircraft (“Aircraft Purchase Price”). Such adjustments shall be based on the economic adjustment formula attached hereto as Schedule 3 (“Economic Adjustment Formula”) but when adjusted, [***].

g.	The Scheduled Delivery Dates of the Option Aircraft are as follows:

[***]

Twentieth Option Aircraft                 May 2010

h.	The exercise of one or more of the options under this Schedule shall not create an obligation of Bombardier, nor grant a right to Buyer, for any additional options.

2.0	Upon exercise of Buyer’s right to purchase a New Q400 Option Aircraft, the terms and conditions of the Agreement and of this Supplement No. PA 0436-5 shall [***] to the purchase of such New Q400 Option Aircraft. In consideration of Buyer purchasing a New Q400 Option Aircraft, the terms set forth in [***] will be amended to include the additional firm Aircraft on a one–for-one basis. Notwithstanding the foregoing, [***]. Furthermore, [***] shall be amended to reflect the increased number of Aircraft in Buyer’s fleet unless expressly noted otherwise.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-32-
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Buyer Bombardier

3.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

4.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

5.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	BOMBARDIER INC.
Bombardier Aerospace

Rudi Schmidt	David MacNeil
Vice President and Treasurer	Senior Account Executive, Contracts
Regional Aircraft
Date: October , 2005	Date: October , 2005

Ross Gray
Director, Contracts, Americas
Regional Aircraft
Date: October ,2005

Supplement No. PA-0436-5	-33-
Initials
Buyer Bombardier

SCHEDULE 10 TO SUPPLEMENT NO. PA-0436-5

Q200 JOINT REMARKETING ASSISTANCE

1.0	As a special consideration to Buyer, Bombardier agrees to provide remarketing support to Buyer (“Remarketing Support”) for [***]*, in accordance with the terms hereof:

[***]

2.0	[***]

3.0	[***]

4.0	[***]

5.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

6.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	BOMBARDIER INC.
Bombardier Aerospace

Rudi Schmidt	David MacNeil
Vice President and Treasurer	Senior Account Executive, Contracts
Regional Aircraft
Date: October , 2005	Date: October , 2005

Ross Gray
Director, Contracts, Americas
Regional Aircraft
Date: October ,2005

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-34-
Initials
Buyer Bombardier

SCHEDULE 11 TO SUPPLEMENT NO. PA-0436-5

DISPATCH RELIABILITY GUARANTEE

1.0	Intent

The intent of the Dispatch Reliability Guarantee (“DRG”) is to achieve the full potential of the inherent technical reliability of the Aircraft [***]*, through the joint efforts of Bombardier and Buyer. To that end, Bombardier agrees to take action as specified below and Buyer agrees to set its Aircraft fleet dispatch reliability target [***] above the Guarantee Value so that both Buyer and Bombardier’s technical staff can pursue attainment of the Guarantee Value.

2.0	Definition

A chargeable dispatch interruption shall be defined as; any delay caused by malfunction of equipment in which the actual departure time exceeds the scheduled departure time by [***] (“Chargeable Dispatch Interruption”) [***].

3.0	Guarantee Value

Bombardier guarantees that the Aircraft dispatch reliability after taking into account Chargeable Aircraft Dispatch Interruptions shall, at the end of the period indicated below calculated from the beginning of the Guarantee Term, meet the guarantee value percentages specified below (“Guarantee Value”):

Period	Guarantee Value (%)
[***]	[***]

4.0	Term of Guarantee

The term of this DRG shall commence on the first day of the month following the first revenue service flight of Buyer’s first Aircraft and shall expire [***] thereafter (the “Guarantee Term”).

5.0	Formula

The dispatch reliability shall be compiled as a [***] moving average of numerical value (expressed as a percentage) which shall be calculated by application of the following formula:

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-35-
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Buyer Bombardier

DR	=	[***]*

Where:

DR	=	Dispatch Reliability (expressed as percentage)

CD	=	Total Chargeable Aircraft Dispatch Interruptions

SD	=	Total Scheduled Revenue Departures

6.0	Assumptions

6.1	The Guarantee Value is predicated on an average yearly fleet utilization of [***]. Bombardier reserves the right to re-calculate the Guarantee Value in the event of deviation of [***] in the aforementioned assumptions.

7.0	Conditions and Limitations

7.1	A Dispatch Interruption due to any one or more of the following causes shall not be considered a Chargeable Aircraft Dispatch Interruption:

(a)	Dispatch Interruption due to operation or maintenance of equipment in the Aircraft not being in accordance with the approved Technical Data;

(b)	Dispatch Interruption due to acts or omissions of Buyer including but not limited to unavailability of serviceable spare parts (provided that availability of spares is not restricted by inability of Bombardier or its suppliers or subcontractors to supply such spares), ground support equipment or personnel, and not dispatching in accordance with the approved Minimum Equipment List;

(c)	Dispatch Interruption caused by problems that have had relevant recommended Service Bulletins or Airworthiness Directives issued against them, if Buyer has not incorporated the bulletin on the Aircraft in question, provided that Buyer has had reasonable time to incorporate said bulletin or directive and seventy (70%) percent of the world wide fleet has committed to incorporate the bulletin or directive;

(d)	Dispatch Interruption caused by BFE of Buyer or Buyer designated equipment (equipment designated by Buyer and purchased by Bombardier on behalf of Buyer);

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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Buyer Bombardier

(e)	Dispatch Interruption due to any modifications to the Aircraft made by Buyer without Bombardier’s written approval unless Buyer furnishes reasonable evidence that such modification was not a prime cause of the Dispatch Interruption ; or

(f)	Any Dispatch Interruption due to acts of God or foreign object damage or acts of third parties or force majeure.

7.2	Reporting

Buyer shall provide to Bombardier not later than (30) days after the last day of each month the following datasets as a minimum as defined in the latest revisions of (Electronic Data Standard Exchange) EDSE Service Letter DH8-400-SL-00-001and Out-Of-Service Data Collection Service Letter DH8-400-SL-00-013:

•	Aircraft Utilization

•	Flight Interruptions

•	Component Removals

•	Pireps / Mareps

•	Performed Tasks

•	Service Bulletins / Airworthiness Directives

•	Out-of-Service Data

Bombardier will assist Buyer in establishing a data exchange mechanism to allow a more streamlined electronic exchange from Buyer’s internal reliability data system.

7.3	Master Record

The master record of dispatch reliability will be maintained by Bombardier based upon information provided by Buyer’s maintenance control program as requested herein.

Bombardier shall format the data into Bombardier’s format.

8.0	Corrective Action

8.1	In the event the achieved dispatch reliability, as reported to Buyer by Bombardier and reconciled in six (6) month increments, fails to equal the Guarantee Value for the applicable period, Bombardier and Buyer will jointly review the performance for that period to identify improvement changes required. Bombardier shall also provide, at no charge unless otherwise indicated, if requested by Buyer:

(a)

Bombardier’s Technical Service Support to analyze Buyer’s operating procedures, maintenance practices, training programs, manuals and publications and related procedures, practices, policies and programs that can have an adverse effect on dispatch reliability and recommend any changes in such procedures, practices,

Supplement No. PA-0436-5	-37-
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Buyer Bombardier

policies and programs reasonably indicated to improve the dispatch reliability. Bombardier will send the audit report to Buyer and Buyer will take the appropriate reasonable corrective action with:

(i)	its own internal resources; or

(ii)	an external contracted consulting organization at is own cost or

(iii)	a Bombardier recognized consulting organization at its own cost;

(b)	Review of data related to parts, material, components, accessories and equipment incorporated in, and used in connection with, the Aircraft and furnish technical advice and information to Buyer for the purpose of improving the dispatch reliability of the Aircraft;

(c)	Corrective Bombardier engineering design changes and modification kits of Bombardier Parts and material for the Aircraft, which will, in the joint opinion of Buyer and Bombardier, cause the performance of the Aircraft upon Buyer’s installation, to meet or exceed the Guarantee Value. The modification kits and design changes supplied by Bombardier which provide added value to Buyer beyond that required to reach the specified Guarantee Value will be negotiated by Bombardier and Buyer to define the cost allocation of the “Added Value”. Bombardier will pay for [***]*, whichever is less, for the percentage as determined above of the installation cost necessary to meet the Guarantee Value. Buyer and Bombardier agree that Buyer’s obligations to install such modification kits shall be consistent with Buyer’s maintenance program. Thereafter, failure by Buyer to install a Bombardier change shall result in the exclusion of the associated malfunction from the dispatch reliability computation, unless Buyer can demonstrate to Bombardier’s reasonable satisfaction that the change would not have eliminated the malfunction; and

(d)	Bombardier shall use its reasonable efforts to require its suppliers to provide corrective action at no charge to Buyer to the extent required when Chargeable Aircraft Dispatch Interruptions exceed the Guarantee Value as a direct result of failure of equipment designed by such suppliers.

8.2	[***]

8.3	Bombardier’s liability to investigate and provide corrective action under the terms of this DRG shall be dependent upon the quality, extent and regularity of information and data reported to Bombardier by Buyer. However, should Bombardier recommend reasonable corrective actions and Buyer fails to act upon said recommendations and as a result the Aircraft dispatch reliability exceeds the Guarantee Value, then Bombardier shall not have any obligation under Article 8.2 above while the situation persists.

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-38-
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Buyer Bombardier

9.0	Implementation of Changes

Buyer may, at its option, decline to implement any change proposed by Bombardier under Article 8.0 above. If Buyer so declines, Bombardier may adjust the number of Chargeable Aircraft Dispatch Interruptions by an amount consistent with the expected reduction in Chargeable Aircraft Dispatch Interruptions based on reasonable substantiation to Buyer and on other operator experience, if any, as if such change has been incorporated. Bombardier shall not make adjustments when Buyer has demonstrated to Bombardier’s reasonable satisfaction that such change is not cost effective to Buyer.

10.0	Duplicate Remedies

It is agreed that Bombardier shall not be obligated to provide to Buyer any remedy which is a duplicate of any other remedy which has been provided to Buyer elsewhere under the Agreement, by the Power Plant manufacturer or by any vendor.

11.0	Limitation of Liability

[***]*

12.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

13.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

14.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	BOMBARDIER INC.
Bombardier Aerospace

Rudi Schmidt	David MacNeil
Vice President and Treasurer	Senior Account Executive, Contracts
Regional Aircraft
Date: October , 2005	Date: October , 2005

Ross Gray
Director, Contracts, Americas
Regional Aircraft
Date: October , 2005

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-39-
Initials
Buyer Bombardier

SCHEDULE 12 TO SUPPLEMENT NO. PA-0436-5

[***]*

1.0	[***]

2.0	[***]

3.0	[***]

4.0	Confidentiality

Each of Buyer and Bombardier (including its employees, agents and professional advisors) agrees to keep the terms and conditions of the [***] strictly confidential. Any information related to the form and amount of the [***] which may be provided by any third party support provider(s) is to be treated as confidential and, except as may be required by law or legal process, is not to be provided to any third party without the express written consent of the other party and then only subject to the third party agreeing to the third party support provider(s), or Buyer’s, as appropriate, confidentiality agreement. It is the disclosing party’s responsibility to have such agreement executed with any third party prior to disclosure of any such information and to provide such to the other party for approval.

5.0	In the event of the termination of the Agreement, this Schedule shall become automatically null and void.

6.0	The provisions of this Schedule are personal to Buyer and shall not be assigned or otherwise disposed of by Buyer without the prior written consent of Bombardier.

7.0	This Schedule constitutes an integral part of the Agreement and subject to the terms and conditions contained therein.

HORIZON AIR INDUSTRIES, INC.	BOMBARDIER INC.
Bombardier Aerospace

Rudi Schmidt	David MacNeil
Vice President and Treasurer	Senior Account Executive, Contracts
Regional Aircraft
Date: October , 2005	Date: October , 2005

Ross Gray
Director, Contracts, Americas
Regional Aircraft
Date: October , 2005

*	Indicates that certain information contained herein has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Supplement No. PA-0436-5	-40-
Initials
Buyer Bombardier